UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 4, 2008
DURA AUTOMOTIVE SYSTEMS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (State or other jurisdiction of incorporation)	000-21139 (Commission File Number)	26-2773380 (IRS Employer Identification No.)
2791 Research Drive, Rochester Hills, Michigan 48309
(Address of Principal Executive Offices, including Zip Code)
(248) 299-7500
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01. Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Separation Agreement
Press Release

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Director
     At a meeting held on August 4, 2008, the Board of Directors of Dura Automotive Systems, Inc. (the “Company”) appointed Robert S. Oswald as a director of the Company. Mr. Oswald, age 67, has served as Chairman of the Board of Bendix Commercial Vehicle Systems since October 2003. Bendix Commercial Vehicle Systems is a member of the Munich, Germany-based Knorr-Bremse Group, a leading worldwide supplier of pneumatic braking and related safety systems for commercial vehicle and railroad applications. Prior to joining Bendix Commercial Vehicle Systems, Mr. Oswald was Chairman, President and Chief Executive Office of Robert Bosch Corporation, the North American subsidiary of Robert Bosch GmbH. Mr. Oswald also serves as a director of Perceptron, Inc., which provides process management solutions to automotive and manufacturing companies, and PAICE Corporation, a company developing a hybrid electric power train technology.
Approval of Separation Agreement
     On August 7, 2008, the Company and Lawrence A. Denton, the former President and Chief Executive Officer of the Company, entered into a Separation Agreement and General Release (the “Separation Agreement”). The material terms of the Separation Agreement are substantially the same as those terms that were disclosed in the Company’s Form 8-K dated July 11, 2008, as filed with the Securities and Exchange Commission, concerning the then agreed-upon term sheet between the Company and Mr. Denton.
     The summary of the terms of the Separation Agreement are qualified in its entirety by the terms of the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
     On August 8, 2008, the Company issued a press release entitled “DURA Appoints Robert S. Oswald to Board of Directors.” A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description

Exhibit 10.1	Separation Agreement dated August 6, 2008 between Dura Automotive Systems, Inc. and Lawrence A. Denton

Exhibit 99.1	Press release entitled “DURA Appoints Robert S. Oswald to Board of Directors”

SIGNATURES
     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dura Automotive Systems, Inc.
/s/ Nick G. Preda
Date: August 8, 2008	By: Nick G. Preda
Its: Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Separation Agreement dated August 6, 2008 between Dura Automotive Systems, Inc. and Lawrence A. Denton

Exhibit 99.1	Press release entitled “DURA Appoints Robert S. Oswald to Board of Directors”

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